The
Corporate
Fund
Accumulation
Program,
Inc.




Annual Report

December 31, 1998






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



The Corporate Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011





Printed on post-consumer recycled paper



To Our Shareholders:

For the year ended December 31, 1998, The Corporate Fund Accumulation Program, Inc. provided a total investment return of +8.24%, based on a change in per share net asset value from $21.13 to $21.62, and assuming reinvestment of $1.204 per share income dividends. For the six months ended December 31, 1998, the Program had a total investment return of +4.14%, based on a change in per share net asset value from $21.40 to $21.62, and assuming reinvestment of $0.652 per share income dividends.

Portfolio Matters
During the second half of 1998, the bond market was characterized by very contrasting operating environments. As we entered the period, investment-grade bonds were negatively impacted by the serious liquidity issues that faced the high-yield and emerging markets sectors. At the same time, the US Treasury market was rallying sharply with the intermediate-term sector of the curve benefiting the most. Although the Federal Reserve Board aggressively moved to lower short-term interest rates during the last quarter of 1998, the overall trend in US interest rates was an upward flattening shift in the entire Treasury yield curve, with the five-year sector impacted the most. As a result, fixed-income markets exhibited a significant degree of volatility, with yield spread relationships among the various product groups fluctuating with shifting market conditions. In the investment-grade corporate bond market, yield spreads relative to US Treasury securities initially widened over the overwhelming pressure arising from the global liquidity crisis and the de-leveraging of financial markets. This was followed by the re-narrowing of yield spreads as a result of the monetary policy easings by the Federal Reserve Board. By the end of the year, yield spread relationships had retraced approximately 60% from the widest levels reached during 1998.

During this period, we shifted our investment focus to reemphasize Treasury securities to help insulate the Program against widening yield spreads and declining market liquidity. At this point, we further reduced the Program's exposure to the financial services sector as well as to commodity-based companies that might experience problems as resource-rich, cash-strapped countries flooded the market with those commodities. Additionally, we maintained our under-weighted position in high-end retailers and money center banks. In the months ahead, we expect to add to our existing positions in discount retailers, telecommunication providers, diversified regional banks and utilities.

Following the first two of three Federal Reserve Board monetary policy easings, we decided to focus on the asset reallocation process in late October and sought to take advantage of the very attractive opportunities that had developed in the corporate bond market. Since liquidity was still a concern, we limited our new investments to larger, higher-rated issues. The strategy of selling Treasury positions in favor of corporate securities proved correct as corporate yield spreads tightened approximately 30 basis points - 60 basis points (0.30%--0.60%), on average, across the investment-grade universe. Recent additions to the Program's holdings included Associates Corp. of North America, Anheuser-Busch Companies and Raytheon Co. as well as Canadian government issues.

The Treasury market lost momentum after the November Federal Open Market Committee meeting, indicating that the central bank implemented a shift from an easing bias to neutral posture. The Treasury market sold off during the third week of December, although the backup was short-lived as investors quickly found value in the higher yields that developed. Throughout this period, we maintained a duration that was in keeping with the Program's benchmark, the Merrill Lynch Corporate Master Index.

Fiscal Year in Review
For the 12 months ended December 31, 1998, the Program's total return of +8.24% performed in line with the total return of +8.72% for the unmanaged benchmark Merrill Lynch Corporate Master Index. Industry selection within the corporate bond market benefited the Program as we underweighted those groups that experienced the greatest amount of yield spread widening, including brokerage firms, Yankee issues, money center banks, cyclicals and companies with significant exposure to the Pacific Basin. Furthermore, the Program maintained a 3%--5% position in US Treasury securities, a sector that outperformed corporate bonds during the year. During the year, the Program's overall performance was helped by its limited position (15%--20% underweighted relative to the Index) in BBB-rated corporate securities, a sector that produced the lowest returns within the investment-grade spectrum. Conversely, overall performance was somewhat negatively impacted by the underperformance of our commercial mortgage-backed securities and home equity loans relative to corporate debt. After the close of the fiscal year, these securities began to show better relative performance.

In Conclusion
Looking ahead, we expect the financial markets to remain extremely volatile with liquidity remaining at a premium. Although we do not expect the US economy to enter a deep recessionary environment, we believe that the Federal Reserve Board will move back to a more accommodative posture as we head into the second quarter of 1999 and as the domestic economy begins to slow. The Federal Reserve Board is clearly concerned about the global credit crunch that has developed as well as the negative implications that could arise as the global financial markets deleverage. However, the US Treasury market may well come under near-term pressure as investors focus on the newly launched euro and the recent strength in the yen relative to the US dollar. Accordingly, we will continue to emphasize liquidity and high-quality issues in our investment strategy.

We appreciate your investment in The Corporate Fund Accumulation
Program, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and Portfolio Manager



(Jay C. Harbeck)
Jay C. Harbeck
Senior Vice President and Portfolio Manager



January 29, 1999



On January 29, 1999, Jay C. Harbeck retired as Senior Vice President and Portfolio Manager of The Corporate Fund Accumulation Program, Inc. His colleagues at Merrill Lynch Asset Management, L.P. join the Program's Board of Directors in wishing Mr. Harbeck well in his retirement.




The Corporate Fund Accumulation Program, Inc.
Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Program compared to growth of an investment in the ML COAO Corporate Master Bond Index. Beginning and ending values are:


                                          12/88           12/98

The Corporate Fund Accumulation
Program, Inc.*++                        $10,000           $22,610
ML COAO Corporate Master Bond Index     $10,000           $25,910

[FN]
  ++Assuming transaction costs and other operating expenses, including advisory fees. The Corporate Fund Accumulation Program, Inc. invests in long-term and intermediate-term fixed-interest bearing debt obligations issued primarily by corporations.
++++This unmanaged Index is comprised of all industrial bonds rated BBB3 or higher, of all maturities.

Past performance is not predictive of future performance.


The Corporate Fund Accumulation Program, Inc.
Average Annual Total Return

Period Covered                    % Return

Year Ended 12/31/98                 +8.24%
Five Years Ended 12/31/98           +6.16
Ten Years Ended 12/31/98            +8.50



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments                                                                               December 31, 1998
                S&P    Moody's    Face                                                                          Value
Industry       Rating   Rating   Amount                  Issue                                    Cost        (Note 1a)
                                           US Government & Agency Obligations
US               AAA    Aaa   $  800,000   Government National Mortgage Association,
Government &                               6.375% due 11/20/2026++                            $   793,975    $   807,496
Agency           AAA    Aaa      500,000   US Treasury Bonds, 5.50% due 8/15/2028                 527,936        523,360
Obligations--                              US Treasury Notes:
4.1%             AAA    Aaa    1,000,000     6.50% due 8/15/2005                                1,079,084      1,099,060
                 AAA    Aaa      500,000     4.75% due 11/15/2008                                 504,218        503,905

                                           Total US Government & Agency
                                           Obligations--4.1%                                    2,905,213      2,933,821

                                           Sovereign Bonds & Notes

Yankee           AA-    A1       500,000   Province of Manitoba, 5.50% due 10/01/2008 (a)         496,891        504,605
Sovereign*--     A+     A2       500,000   Province of Quebec, 8.80% due 4/15/2003 (a)            541,320        561,065
1.5%

                                           Total Sovereign Bonds & Notes--1.5%                  1,038,211      1,065,670
                                           Corporate Bonds & Notes

Asset-Backed     AA     Aa2      500,000   CIT Group Home Equity Loan Trust, 6.44%
Securities++--                             due 11/15/2027                                         499,813        502,360
5.6%             AAA    Aaa    1,000,000   First Bank, Corporate Card MasterTrust, 6.40%
                                           due 2/15/2003                                          999,151      1,027,600
                 AAA    Aaa      464,544   First Greensboro Home Equity Loan Trust,
                                           6.55% due 12/25/2029                                   464,544        461,931
                 AAA    Aaa    1,000,000   IMC Home Equity Loan Trust, 6.36% due
                                           8/20/2022                                              999,811      1,009,420
                 NR++++ A2     1,000,000   Mortgage Capital Funding, Inc., 6.726% due
                                           6/18/2008                                            1,009,629      1,021,797
                                                                                              -----------    -----------
                                                                                                3,972,948      4,023,108

Banks &          A+     Aa2    1,000,000   BankAmerica Corporation, 7.125% due
Thrifts--9.5%                              5/12/2005                                              990,768      1,070,180
                 A      A1       400,000   First Chicago Corp., 8.875% due 3/15/2002              428,007        439,140
                 A      A2     2,000,000   First Interstate/Wells Fargo Company, 9.90%
                                           due 11/15/2001                                       2,164,038      2,237,640
                 BBB+   a2       750,000   Fleet Capital Trust II, 7.92% due 12/11/2026           743,567        832,875
                 A-     A3     1,000,000   HSBC Americas Inc., 7% due 11/01/2006                  993,412      1,047,180
                 A-     a2     1,000,000   Mellon Capital II, 7.995% due 1/15/2027                956,190      1,111,860
                                                                                              -----------    -----------
                                                                                                6,275,982      6,738,875

Financial        A+     A2     1,000,000   Chrysler Financial Corp., 9.50% due
Services--                                 12/15/1999                                           1,030,343      1,039,220
Captive--        A      A1     1,000,000   Ford Motor Credit Company, 7.75% due
6.1%                                       3/15/2005                                              999,433      1,108,730
                                           General Motors Acceptance Corp.:
                 A      A2     1,000,000     9% due 10/15/2002                                  1,092,272      1,117,090
                 A      A2     1,000,000     7.125% due 5/01/2003                               1,036,374      1,058,770
                                                                                              -----------    -----------
                                                                                                4,158,422      4,323,810


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (continued)                                                                   December 31, 1998
                S&P    Moody's    Face                                                                          Value
Industry       Rating   Rating   Amount                  Issue                                    Cost        (Note 1a)
                                           Corporate Bonds & Notes (continued)

Financial        A+     A1    $  100,000   Allstate Corp., 6.75% due 5/15/2018                $    99,972    $   103,933
Services--       AA-    Aa3    1,000,000   Associates Corp. of North America, 6.95% due
Consumer--                                 11/01/2018                                             994,170      1,065,580
6.1%             A      A2     1,000,000   Beneficial Corporation, 6.80% due 9/16/2003          1,000,000      1,036,888
                 A      A2     1,000,000   Equitable Life Assurance Society of the US,
                                           7.70% due 12/01/2015+++                                993,948      1,096,950
                 A-     Baa1   1,000,000   Finova Capital Corp., 6.15% due 3/31/2003              999,493      1,005,440
                                                                                              -----------    -----------
                                                                                                4,087,583      4,308,791

Financial        A      Baa1     500,000   Lehman Brothers Inc., 7.36% due 12/15/2003             509,641        517,315
Services--       AA     Aa2      750,000   MBIA, Inc., 7.15% due 7/15/2027                        748,252        803,475
Other--          A+     Aa3      800,000   Morgan Stanley, Dean Witter, Discover & Co.,
8.2%                                       8.33% due 1/15/2007                                    922,323        917,856
                 BBB+   Baa1   1,000,000   Paine Webber Group Inc., 8.875% due
                                           3/15/2005                                              997,475      1,123,100
                 A      Aa3    1,000,000   Salomon Smith Barney Holdings, Inc., 7.375%
                                           due 5/15/2007                                        1,000,575      1,077,210
                 BBB+   Baa1     750,000   Simon Debartolo Group LP, 7.375% due
                                           6/15/2018                                              745,195        698,775
                 BBB    Baa2     750,000   Spieker Properties LP, 7.35% due 12/01/2017            757,653        709,159
                                                                                              -----------    -----------
                                                                                                5,681,114      5,846,890

Industrial--     A+     A1     1,000,000   Anheuser-Busch Companies, 6.50% due
Consumer--                                 1/01/2028                                            1,002,998      1,056,700
1.5%

Industrial--     A      A2     2,000,000   Bass America, Inc., 6.625% due 3/01/2003             1,946,956      2,017,260
Consumer         A      A2       445,587   Disney-Custom Repackaged Asset Vehicle-403,
Goods--                                    6.85% due 1/10/2007+++++                               445,349        462,297
15.1%            A-     Baa1   1,200,000   Goodrich (BF) Co., 7% due 4/15/2038                  1,193,054      1,201,092
                 AAA    Aaa    2,000,000   Johnson & Johnson, 8.72% due 11/01/2024              2,018,453      2,388,540
                 A      A1     1,125,000   May Department Stores Company, 10.625%
                                           due 11/01/2010                                       1,324,936      1,560,847
                 A      A2     1,000,000   Phillip Morris Companies, Inc., 9% due
                                           1/01/2001                                            1,008,073      1,067,640
                 A-     A2     2,000,000   Sears, Roebuck & Co., 6.25% due 1/15/2004            1,992,652      2,048,920
                                                                                              -----------    -----------
                                                                                                9,929,473     10,746,596

Industrial--     AA+    Aa1    1,500,000   BP America Inc., 9.375% due 11/01/2000               1,567,531      1,610,445
Energy--         AA-    Aa3      500,000   Dresser Industries, Inc., 7.60% due 8/15/2096          498,580        589,640
3.1%                                                                                          -----------    -----------
                                                                                                2,066,111      2,200,085

Industrial--     BBB+   A3     2,000,000   Applied Materials, Inc., 7.125% due 10/15/2017       2,028,376      1,936,080
Manufactur-      A+     A2       500,000   Chrysler Corp., 7.45% due 3/01/2027                    497,718        573,935
ing--6.5%        A+     A1     1,000,000   International Business Machines Corp., 6.50%
                                           due 1/15/2028                                        1,031,271      1,049,590
                 BBB    Baa1   1,000,000   Raytheon Co., 7% due 11/01/2028                        999,513      1,052,820
                                                                                              -----------    -----------
                                                                                                4,556,878      4,612,425

Industrial--     BBB    Baa1   2,000,000   Dillards, Inc., 6.08% due 8/01/2010                  1,999,729      2,004,200
Services--       AAA    Aaa      500,000   Merck & Co. Inc., 5.95% due 12/01/2028                 504,181        499,125
3.5%                                                                                          -----------    -----------
                                                                                                2,503,910      2,503,325


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (concluded)                                                                   December 31, 1998
                S&P    Moody's    Face                                                                          Value
Industry       Rating   Rating   Amount                  Issue                                    Cost        (Note 1a)
                                           Corporate Bonds & Notes (concluded)

Transporta-      A-     A3    $1,000,000   Southwest Airlines Co., 7.875% due
tion--1.6%                                 9/01/2007                                          $   995,717    $ 1,117,880

Utilities--      AAA    Aaa      500,000   BellSouth Telecommunications, 8.25% due
Communica-                                 7/01/2032                                              540,512        557,445
tions--6.9%      AA-    A2     2,000,000   GTE California, Inc., 8.07% due 4/15/2024            2,131,536      2,220,240
                 AA-    A1     1,000,000   Pacific Bell, 6.875% due 8/15/2006                   1,040,662      1,090,810
                 BBB+   Baa2   1,000,000   WorldCom Inc., 6.40% due 8/15/2005                     998,092      1,039,320
                                                                                              -----------    -----------
                                                                                                4,710,802      4,907,815

Utilities--      A-     A3     1,500,000   Detroit Edison Company, 7.22% due
Electric--                                 8/01/2002                                            1,541,434      1,581,450
5.9%             A-     A3       500,000   Pennsylvania Power & Light Co., 6.125% due
                                           5/01/2006                                              499,725        507,435
                 A-     A3     1,000,000   Rochester Gas & Electric, 5.84% due
                                           12/22/2008                                           1,000,000        993,438
                 A      A2     1,000,000   Virginia Electric & Power Co., 8.625% due
                                           10/01/2024                                             983,423      1,150,650
                                                                                              -----------    -----------
                                                                                                4,024,582      4,232,973

Yankee           AA-    Aa3    2,000,000   ABN-AMRO Bank N.V., 7% due 4/01/2008 (b)             2,046,531      2,148,640
Corporates*--    BBB    Baa2     750,000   Canadian National Railway Co., 6.90% due
11.6%                                      7/15/2028 (c)                                          746,827        779,850
                 A      A1     1,000,000   Ford Capital B.V., 9.50% due 6/01/2010 (b)           1,091,139      1,307,450
                 A+     A1     1,500,000   Grand Metropolitan Investment Corp., 9% due
                                           8/15/2011 (b)                                        1,789,183      1,901,670
                 A+     A2     2,000,000   Hydro-Quebec, 7.375% due 2/01/2003 (c)               2,028,127      2,129,360
                                                                                              -----------    -----------
                                                                                                7,701,807      8,266,970


                                           Total Corporate Bonds & Notes--91.2%                61,668,327     64,886,243
                                           Short-Term Securities

Repurchase                     1,126,000   Warburg Dillion Read LLC, purchased on
Agreements**--1.6%                         12/31/1998 to yield 4.75% to 1/04/1999               1,126,000      1,126,000

                                           Total Short-Term Securities--1.6%                    1,126,000      1,126,000

                                           Total Investments--98.4%                           $66,737,751     70,011,734
                                                                                              ===========
                                           Other AssetsLess Liabilities--1.6%                                  1,119,143
                                                                                                             -----------
                                           Net Assets--100.0%                                                $71,130,877
                                                                                                             ===========


   *Corresponding industry groups for foreign bonds which are denominated in US dollars:
 (a)Government entity.
 (b)Financial institution.
 (c)Industrial; other.
  **Repurchase Agreements are fully collateralized by USGovernment
    Obligations.
  ++Subject to principal paydowns.
++++Not rated.
 +++The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
    Ratings of issues shown have not been audited by Deloitte & Touche
    LLP.

    See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of December 31, 1998
Assets:
Investments, at value (identified cost--$66,737,751) (Note 1a)                                              $ 70,011,734
Receivables:
  Interest                                                                                 $  1,207,674
  Capital shares sold                                                                            27,596        1,235,270
                                                                                           ------------
Prepaid registration fees and other assets (Note 1e)                                                             112,884
                                                                                                            ------------
Total assets                                                                                                  71,359,888
                                                                                                            ------------

Liabilities:
Payables:
  Investment adviser (Note 2)                                                                    29,972
  Capital shares redeemed                                                                        26,300           56,272
                                                                                           ------------
Accrued expenses and other liabilities                                                                           172,739
                                                                                                            ------------
Total liabilities                                                                                                229,011
                                                                                                            ------------

Net Assets                                                                                                  $ 71,130,877
                                                                                                            ============

Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized                                                  $     32,907
Paid-in capital in excess of par                                                                              68,782,007
Undistributed investment income--net                                                                                  95
Accumulated realized capital losses on investments--net (Note 5)                                                (958,115)
Unrealized appreciation on investments--net                                                                    3,273,983
                                                                                                            ------------
Net Assets--Equivalent to $21.62 per share based on 3,290,672 shares outstanding                            $ 71,130,877
                                                                                                            ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Year Ended December 31, 1998
Investment Income (Note 1d):
Interest and premium and discount earned                                                                    $  4,703,294

Expenses:
Investment advisory fees (Note 2)                                                          $    355,894
Transfer agent fees                                                                             172,948
Printing and shareholder reports                                                                 67,290
Professional fees                                                                                40,366
Registration fees (Note 1e)                                                                      29,731
Accounting services (Note 2)                                                                     21,190
Custodian fees                                                                                   12,057
Directors' fees and expenses                                                                      8,330
Pricing fees                                                                                      4,054
Other                                                                                             2,656
                                                                                           ------------
Total expenses                                                                                                   714,516
                                                                                                            ------------
Investment income--net                                                                                         3,988,778
                                                                                                            ------------

Realized & Unrealized Gain on Investments--Net (Notes 1d & 3):
Realized gain on investments--net                                                                                803,278
Change in unrealized appreciation on investments--net                                                            851,467
                                                                                                            ------------

Net Increase in Net Assets Resulting from Operations                                                        $  5,643,523
                                                                                                            ============

See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   December 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:
Investment income--net                                                                     $  3,988,778     $  4,290,507
Realized gain on investments--net                                                               803,278            4,240
Change in unrealized appreciation on investments--net                                           851,467        1,474,823
                                                                                           ------------     ------------
Net increase in net assets resulting from operations                                          5,643,523        5,769,570
                                                                                           ------------     ------------

Dividends to Shareholders (Note 1f):
Investment income--net                                                                       (3,988,781)      (4,290,410)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends to shareholders                          (3,988,781)      (4,290,410)
                                                                                           ------------     ------------

Capital Share Transactions (Note 4):
Net decrease in net assets resulting from capital share transactions                         (2,904,537)      (6,846,909)
                                                                                           ------------     ------------
Net Assets:
Total decrease in net assets                                                                 (1,249,795)      (5,367,749)
Beginning of year                                                                            72,380,672       77,748,421
                                                                                           ------------     ------------
End of year*                                                                               $ 71,130,877     $ 72,380,672
                                                                                           ============     ============

*Undistributed investment income--net (Note 1g)                                            $         95     $         --
                                                                                           ============     ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 1998++      1997     1996       1995      1994
Per Share Operating Performance:
Net asset value, beginning of year                                    $  21.13   $  20.69  $  21.59  $  19.14   $  21.55
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                    1.19       1.22      1.23      1.28       1.18
Realized and unrealized gain (loss) on investments--net                    .50        .44      (.90)     2.45      (2.41)
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                          1.69       1.66       .33      3.73      (1.23)
                                                                      --------   --------  --------  --------   --------
Less dividends from investment income--net                               (1.20)     (1.22)    (1.23)    (1.28)     (1.18)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  21.62   $  21.13  $  20.69  $  21.59   $  19.14
                                                                      ========   ========  ========  ========   ========

Total Investment Return:
Based on net asset value per share                                       8.24%      8.30%     1.69%    20.05%     (5.78%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses                                                                 1.00%       .99%     1.12%     1.01%      1.10%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   5.60%      5.84%     5.84%     6.23%      5.80%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year (in thousands)                                $ 71,131   $ 72,381  $ 77,748  $ 85,402   $ 82,887
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                         66%        90%       77%      104%       122%
                                                                      ========   ========  ========  ========   ========

++Based on average shares outstanding.

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exists no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Repurchase agreements--The Program invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Program takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $735 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $833 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets.

During the year ended December 31, 1998, the Program paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $3,791 for security price quotations to compute the net asset value of the Program.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $46,242,791 and $45,485,335, respectively.

Net realized gains for the year ended December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments               $ 803,278    $ 3,273,983
                                    ---------    -----------
Total                               $ 803,278    $ 3,273,983
                                    =========    ===========


As of December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $3,273,983, of which $3,484,780 related to appreciated securities and $210,797 related to depreciated securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $66,737,751.

4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                  Dollar
December 31, 1998                     Shares        Amount

Shares sold                           561,726   $ 11,965,648
Shares issued to share-
holders in reinvestment of
dividends                             173,288      3,700,826
                                  -----------   ------------
Total issued                          735,014     15,666,474
Shares redeemed                      (869,838)   (18,571,011)
                                  -----------   ------------
Net decrease                         (134,824)  $ (2,904,537)
                                  ===========   ============


For the Year Ended                                  Dollar
December 31, 1997                     Shares        Amount
Shares sold                           613,648   $ 12,746,143
Shares issued to share-
holders in reinvestment of
dividends                             193,493      4,015,580
                                  -----------   ------------
Total issued                          807,141     16,761,723
Shares redeemed                    (1,139,219)   (23,608,632)
                                  -----------   ------------
Net decrease                         (332,078)  $ (6,846,909)
                                  ===========   ============


5. Capital Loss Carryforward:
At December 31, 1998, the Program had a net capital loss carryforward of approximately $958,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.


<AUDIT-REPORT>
The Corporate Fund Accumulation Program, Inc.
Independent Auditors' Report

The Board of Directors and Shareholders,
The Corporate Fund Accumulation
Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Corporate Fund Accumulation Program, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsi-bility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Corporate Fund Accumulation Program, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche, LLP
Princeton, New Jersey
February 8, 1999
</AUDIT-REPORT>


Officers and Directors

Arthur Zeikel--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Terry K. Glenn--Executive Vice President
Christopher G. Ayoub--Senior Vice President
Jay C. Harbeck--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President
Gerald M. Richard--Treasurer
Susan B. Baker--Secretary

Custodian and Transfer Agent

The Bank of New York
90 Washington Street
New York, NY 10286